Exhibit 10.1

AMENDMENT TO MANAGEMENT AGREEMENT

This AMENDMENT TO MANAGEMENT AGREEMENT is made as of December 19, 2012 (the “Effective Date”) by and among TWO HARBORS INVESTMENT CORP., a Maryland corporation, on behalf of itself and its Subsidiaries (the “Company”), TWO HARBORS OPERATING COMPANY LLC, a Delaware limited liability company (the “Operating Company”), and PRCM ADVISERS LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”).

WHEREAS, the parties executed a Management Agreement dated as of October 28, 2009 (the “Management Agreement”), and wish to amend its terms as set forth herein; and

WHEREAS, the Operating Company has entered into a Contribution Agreement date as of December 4, 2012, executed by the Company, the Operating Company, Silver Bay Realty Trust Corp. and Silver Bay Operating Partnership L.P. (the “Silver Bay Contribution Agreement”):

NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Exclusion from Stockholders’ Equity. The definition of “Stockholders’ Equity” in the Management Agreement is hereby amended to subtract from Stockholders’ Equity an amount equal to (a) the number of REIT Shares received by the Company at the Closing multiplied by the IPO Price so long as, and to the extent that, the Company holds the REIT Shares, plus (b) the outstanding principal balance of the promissory note received by the Company upon sale of Redeemable Preferred Shares. For purposes of the foregoing, “REIT Shares,” “Closing,” “IPO Price” and “Redeemable Preferred Shares” shall have the meanings ascribed to them in the Silver Bay Contribution Agreement.

Section 2. Base Management Fee. The Base Management fee otherwise payable pursuant to Section 8 of the Management Agreement for the quarter ended June 30, 2013 shall be reduced by $4,340,000. “Base Management Fee” has the meaning ascribed to it Management Agreement.

Section 3. No Other Amendments. Except as expressly set forth herein, the Management Agreement has not be amended, revised or modified, and it remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Thomas Siering
Name: Thomas Siering
Title: Chief Executive Officer

TWO HARBORS OPERATING COMPANY LLC

By:	Two Harbors Investment Corp
Its:	Managing Member

By:	/s/ Thomas Siering
Name: Thomas Siering
Title: Chief Executive Officer

PRCM ADVISERS LLC

By:	/s/ Jeff Stolt
Name: Jeff Stolt
Title: Chief Financial Officer